Summary of Significant Accounting Policies and Significant Concentrations and Risks (Policies)	12 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
Basis of Accounting, Policy [Policy Text Block]
(a)	Basis of Presentation

The accompanying consolidated financial statements of the Company have been prepared and presented in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The realization of assets and the satisfaction of liabilities in the normal course of business are dependent on, among other things, the Company’s ability to operate profitably and to generate cash flows from operations, and the ability to pursue financing arrangements, including the renewal or rollover of its bank borrowings, to support its working capital requirements and its obligations and commitments on loans and borrowings when they become due.

The following factors raise substantial doubt about the Company’s ability to continue as a going concern:

⋅	For the year ended December 31, 2017, the Company incurred a net loss of RMB 3,450,858 (US$530,387).

⋅	As of December 31, 2017, the Company had a total deficit attributable to the Company of RMB 18,746,454 (US$ 2,881,277) and a deficit in working capital of RMB 9,666,639 (US$ 1,485,735).

⋅
As of December 31, 2017, the Company had cash, cash equivalents and restricted cash of RMB 720,741 (US$ 110,776), short-term borrowings, including medium-term notes past due and current portion of medium-term notes and long-term debt of RMB 10,407,007 (US$ 1,599,528) and long-term debts of RMB 920,292 (US$ 141,446).

⋅
As of December 31, 2017 and the date of issuance of these statements, Baoding Tianwei Yingli New Energy Resources Co., Ltd. (“Tianwei Yingli”), one of the Company’s major manufacturing subsidiaries, had RMB 2,076,536 (US$ 319,158) and approximately RMB 2,120,812 (US$325,963) medium term notes overdue, including principal and interest, respectively.

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As of December 31, 2017, the Company had RMB 648,392 (US$ 99,656) of short-term borrowings overdue, included principal of RMB 144,053 ( US$ 22,141) and interest of RMB 504,339 (US$ 77,515), respectively. As of the date of issuance of these statements, the Company had RMB 3,113,671(US$ 478,562) of short-term borrowings overdue, included principal of RMB 2,528,652 (US$ 388,647) and interest of RMB 585,109(US$ 89,915), respectively.

⋅	As of December 31, 2017, except for those loans and debts mentioned above, total short term loans required to be repaid within one year is RMB 8,505,954 (US$ 1,307,341).

The liquidity of the Company is primarily dependent on its ability to generate adequate cash flows from operations, to renew or rollover its short-term borrowings, to agree on a debt restructuring plan with all of its creditors and to persuade its creditors to refrain from enforcing the Company’s debt payment obligations or initiate any bankruptcy, liquidation or similar proceeding against the Company (including any of its major subsidiaries) in any jurisdiction before a viable debt restructuring plan is adopted and approved by all relevant parties.

The Company has carried out a review of its cash flow forecast for the twelve months from the date of issuance of these statements. In preparing the cash flow forecast, the Company's management has considered historical cash requirements of the Company, the Company's expected debt repayment obligations in 2018 and beyond, the likelihood of agreeing on a debt restructuring plan with its creditors, the likelihood of its creditors to refrain from enforcing its debt payment obligations before adoption and approval of a debt restructuring plan, its plan to further reduce operating costs and expenses, as well as the potential outcome of the arbitration as mentioned in note 24(b)(iii). The management also made the assumption about the numbers of shipments of modules and gross profit margin. The Company is currently exploring a variety of measures to improve the Company’s liquidity and financial position as follows:

Renewal or Rollover of Borrowings and other Financing Arrangements

The Company has maintained good relationships with its lending banks and other financial institutions in China. While there can be no assurance that the Company will be able to refinance its short-term borrowings as they become due, the Company has renewed or rolled over a significant portion of its short-term bank and other borrowings upon their maturity dates during 2017. In the Company’s recent discussion with the lending banks, the banks have imposed additional conditions for such renewal or rollover requests. As of March 31, 2018, its lending banks conditionally agreed to renew or roll over RMB 1,702.8 million (US$ 261.7 million) out of RMB 10,407.0 million (US$ 1,599.5 million) short-term borrowings outstanding as of December 31, 2017 Such agreements are conditional upon the decision of a committee organized by the Company’s financial creditors to continue to support it. While the Company cannot assure that the committee will make such a decision in its favor, it has assumed that it will be able to obtain such support in preparing its cash flow forecast. The company plans to continue to seek such renewal or rollover in the future.

Debt Restructuring

In order to properly consider the Company’s options with respect to and ultimately resolve the debt repayment issues, and to improve the Company’s liquidity and debt structure, the board of directors of the Company formed a special committee (the "Special Committee") comprised solely of independent directors in March 2017 to assess its operating and financial situation and evaluate, develop and recommend one or more strategic alternatives and financing plans potentially workable to the Company and its creditors. The Special Committee subsequently engaged an outside financial advisor and legal advisors to assist it in carrying out its work.

The Company has been in active discussion with its creditors about potential debt restructuring plans. As part of the debt restructuring, the Company is also in active discussion with a potential investor who may provide fresh funds in the form of equity investments in the Company’s principal operating subsidiaries in China. The Company endeavors to work out a debt restructuring plan that will significantly reduce the amount of outstanding debts of its principal subsidiaries and provide it with funding necessary to maintain and improve its normal operations.

As of the date of this annual report, while alternative debt restructuring plans have been prepared and discussed among the Company, its major creditors and the potential new investor, the Company has not received any binding proposal from any party with respect to the debt restructuring and neither the Company nor the Special Committee have made any decision to engage in any particular transaction with respect to the debt restructuring. While the Company was aware that its major creditors are working on a formal proposal to the Company, the Company can give no assurance as to the timing or content of such proposal. The Company can give no assurance that any proposed debt restructuring plan, if received, will be agreed to by all of its creditors or be acceptable to the Company as determined by its board of directors and the Special Committee. In addition, the Company’s board of directors and the Special Committee may conclude that it will no longer be possible to work out a debt restructuring plan that preserves some value for their shareholders without compromising the interests of our creditors, in which case it may approve a debt restructuring plan that disposes all of the Company’s business and assets to its creditors without leaving any value for its shareholders.

Voluntary Forbearance by Creditors of the Company

The Company has successfully persuaded many of its creditors to refrain from enforcing the Company’s debt payment obligations or initiate any bankruptcy, liquidation or similar proceeding against the Company (including any of its major subsidiaries) in any jurisdiction before a viable debt restructuring plan is adopted and approved by all relevant parties. As a debt restructuring plan may maximize value for all creditors, the Company will endeavor to persuade its creditors to continue such voluntary forbearance.

The Company cannot assure, however, that it will always be successful in persuading all of its creditors to observe such voluntary forbearance. One of the holders (the “Note Holder”) of the MTNs filed a lawsuit against Tianwei Yingli in a PRC court to recover the amount due under such MTNs. The claimed principal amount of the MTNs held by the Note Holder is RMB65.7 million, representing approximately 3.7% of the total amount of the MTNs that are still outstanding. The Note Holder claimed that Tianwei Yingli should repay principal, interest and overdue penalty on the MTNs for an aggregate amount of RMB74.4 million and bear costs relating to the lawsuit. In addition, in March 2018, one of financial creditors of Yingli China, filed a lawsuit against Yingli China, demanding immediate repayment of outstanding loans from this creditor with a total amount of RMB106.4 million (including RMB98 million of principal and RMB8.4 million of unpaid interests). Tianwei Yingli and Yingli China have been vigorously defending its rights in court while continuing to seek a mutually beneficial solution out of court. Considering the amount claimed by the Note Holder, the Company does not expect this lawsuit to have any direct material impact on the Companys overall operation or liquidity position. The Company notified all holders of the MTNs of the lawsuit filed by the Note Holder and the Company is not aware of any other legal proceedings initiated by holders of the MTNs against the Company or any of its subsidiaries. The Company is also still in discussion with all of its other financial creditors and is not aware of any other legal proceedings initiated by any of its other financial creditors. However, the Company’s negotiation efforts may not be successful and the Company cannot assure that its creditors will continue to observe any voluntary forbearance in the future.

Based on the management’s assessment, there can be no assurance, however, that above measures will be successfully completed on terms acceptable to the Company, or effectively implemented within one year after the date that the consolidated financial statements are issued, or when implemented, it will mitigate the relevant conditions or events that raise substantial doubt about the Company's ability to continue as a going concern. The Company’s plans for maintaining its continuing operations, even if successful, may not result in sufficient cash flow to finance and maintain its business. Facts and circumstances including recurring losses, negative working capital, net cash outflows, and uncertainties on the repayment of the debts raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Consolidation, Policy [Policy Text Block]
(b)	Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Yingli Green Energy and its subsidiaries.  For consolidated subsidiaries where the Company’s ownership in the subsidiary is less than 100%, the equity interest not held by the Company is presented as non-controlling interests. All significant inter-company balances and transactions have been eliminated upon consolidation.

The Company applies the guidance codified in Accounting Standard Codification 810, Consolidations (“ASC 810”) on accounting for VIEs and their respective subsidiaries, which requires certain variable interest entities to be consolidated by the primary beneficiary of the entity in which it has a controlling financial interest. A VIE is an entity with one or more of the following characteristics: (a) the total equity investment at risk is not sufficient to permit the entity to finance its activities without additional financial support; (b) as a group, the holders of the equity investment at risk lack the ability to make certain decisions, the obligation to absorb expected losses or the right to receive expected residual returns, or (c) an equity investor has voting rights that are disproportionate to its economic interest and substantially all of the entity’s activities are on behalf of the investor. Accordingly, the financial statements of the VIEs and VIEs’ subsidiaries are consolidated into the Company’s financial statements.

In 2014, the Company signed several contracts with Yingli PV Investment Group Co., Ltd. (“Yingli PV Group”) to construct all project assets on behalf of the Company. Each project asset is owned by a special purpose entity which is owned 100% by Yingli PV Group. According to the aforementioned contracts, 1) The Company could claim the ownership of these PV projects at any time during the PV project construction progress by demanding Yingli PV Group to transfer its 100% equity interests in these project asset companies to the Company; 2) if PV stations are sold to a third party as authorized by the Company, the Company would enjoy all income generated from the sales of the PV station; or 3) if the Company does not claim the ownership, the Company would enjoy all income generated from the operation of the PV station in the future. Given the terms of these contracts, these entities are VIEs and Yingli PV Group is acting as an agent of the Company.  The Company is the primary beneficiary of these VIEs as it has both the ability to make the significant decisions of the VIEs and also, the right to the economic interests of the VIEs. Total numbers of project assets entities being consolidated under the contract aforementioned were 23 as of December 31, 2014.

In September 2015, the Company entered into an agreement with Yingli PV Group to terminate the above-mentioned construction contracts and the Company was no longer entitled to any rights or undertook any obligations under the aforementioned contracts. As a result, the Company disposed all the project assets under the VIE structure to Yingli PV Group. Total consideration for disposal of all entities under the VIE structure was RMB 554,452, which was based on the fair value of these VIEs. The disposal loss of RMB 6,852, the difference between the consideration and the net book value of the VIEs of RMB 561,304, (comprised of total assets of RMB 1,886,045 net of related liabilities of RMB 1,324,741) was recognized in the Consolidated Statements of Comprehensive Loss upon the disposal of project assets in 2015.

In 2015, the Company entered into three separate agreements with three entities unrelated to the Company to dispose the Company’s 100% equity interest in three subsidiaries with project assets. The disposal gain of RMB 28,430, representing the difference between total combined consideration of RMB 30,002 and total combined net book value (including unrealized profits) of these three subsidiaries of RMB 1,572, comprised of total assets of RMB 180,752 net of related liabilities of RMB 179,180), was recognized in the Consolidated Statements of Comprehensive Loss of 2015 upon the disposal of project assets.

In 2016, the Company entered into four separate agreements with two entities unrelated to the Company, and two related parties to dispose the Company’s 100% equity interest in four subsidiaries. The disposal gain of RMB 34,339, representing the difference between total combined consideration of RMB 5,026 and total combined negative net book value (including unrealized profits of RMB29,332 on inter-company sales) of these four subsidiaries of RMB 29,313, comprised of total assets of RMB 53,411 net of related liabilities of RMB 82,724, was recognized in the “Other Income” in the Consolidated Statements of Comprehensive Loss of 2016 upon the disposal of these subsidiaries.

In 2017, the Company entered into three separate agreements with one related party of the Company and two entities unrelated to the Company, to dispose the Company’s 100% equity interest in three subsidiaries. The disposal gain of RMB 8,455 (US$1,300), representing the difference between total combined consideration of RMB 64,848 (US$ 9,967) and total combined net book value of these three subsidiaries of RMB 56,392 (US$ 8,667), comprised of total assets of RMB 84,480 (US$12,984) net of related liabilities of RMB 28,088 (US$ 4,317), was recognized in the “Other Income” in the Consolidated Statements of Comprehensive Loss of 2017 upon the disposal of these subsidiaries.

Concentration Risk Credit Risk [Policy Text Block]
(c)	Significant Concentrations and Risks

Revenue concentrations

The Company’s business depends substantially on government incentives given to its customers. In many countries in which the Company sells its products, the market of the Company’s products would not be commercially viable on a sustainable basis without government incentives. This is largely in part caused by the cost of generating electricity from solar power currently exceeding and that is expected to continue to exceed the costs of generating electricity from conventional energy sources. The Company generated approximately 93%, 97% and 95% of its total net revenues for the years ended December 31, 2015, 2016 and 2017, respectively, from sales to customers in countries with known government incentive programs for the use of solar products. A significant reduction in the scope or discontinuation of government incentive programs would have a materially adverse effect on the demand of the Company’s products.

A significant portion of the Company’s net revenues are from customers located in the PRC, Japan, the United States of America (“USA”), Turkey, France, Germany and India.  Revenues from customers located in the PRC, Japan, the USA, India, Turkey, France, Germany and England are as follows:

	Year ended
	December 31, 2015	% of net revenue	December 31, 2016	% of net revenue	December 31, 2017		% of net revenue
	RMB		RMB		RMB	US$

PRC	4,078,476	41%	4,932,284	59%	6,421,123	986,908	77%
Japan	2,723,800	27%	2,363,239	28%	737,813	113,400	9%
USA	1,248,536	12%	513,690	6%	223,229	34,310	3%
England	80,255	1%	88,129	1%	861	132	-%
Turkey	550,799	5%	69,956	1%	58,686	9,020	-%
India	(202)	-%	18,970	-%	330,738	50,833	4%
France	363,635	4%	1,477	-%	182	28	-%
Germany	170,518	2%	3,089	-%	11,365	1,747	-%
Others	749,969	8%	385,265	5%	579,727	89,103	7%
Total	9,965,786	100%	8,376,099	100%	8,363,724	1,285,481	100%

The Company derived significant revenue from sales outside of the PRC. As a result, the Company’s financial performance could be affected by events such as changes in foreign currency exchange rates, trade protection measures and changes in regional or worldwide economic or political conditions.

Management currently expects that the Company’s operating results will, for the foreseeable future, continue to depend on the sale of PV modules to a relatively small number of customers. The Company’s relationships with such key customers have been developed over a short period of time and are generally in their preliminary stages. Any factors adversely affecting the business operations of these customers could have a material adverse effect on the Company’s business and results of operations.

In 2015, 2016 and 2017, sales to the top five customers accounted for approximately 19.4%, 10.7% and 18.9%, respectively, of the Company’s net revenues. There is no individual customer accounting for 10% or more of total revenues for the years ended December 31, 2015, 2016 and 2017.

As of December 31, 2016 and 2017, the top five outstanding accounts receivable balances (net of provisions) accounted for approximately 16.3% and 16.4%, respectively, of the Company’s total outstanding accounts receivable. No individual customer has accounts receivables balances that accounted for more than 10% of the total balance as of December 31, 2016 and 2017.

Dependence on suppliers

Polysilicon is the most important raw material used in the production of the Company’s PV products. To maintain competitive manufacturing operations, the Company depends on timely delivery by its suppliers of polysilicon in sufficient quantities. The Company’s failure to obtain sufficient quantities of polysilicon in a timely manner could disrupt its operations, prevent it from operating at full capacity or limit its ability to expand as planned, which will reduce the growth of its manufacturing output and revenue.

In order to secure a stable supply of polysilicon and other raw materials, the Company makes prepayments to certain suppliers. Such amounts are recorded as prepayments to suppliers, prepayments to related party suppliers (included in “Amounts due from and prepayments to related parties”), and “Long-term prepayments to suppliers” in the Company’s consolidated balance sheets and amounted to RMB 992,569 and RMB 568,883 (US$87,436) as of December 31, 2016 and 2017, respectively. The Company makes the prepayments without receiving collateral for such payments. As a result, the Company’s claims for such prepayments would rank only as an unsecured claim, which exposes the Company to the credit risks of the suppliers.

As of December 31, 2016 and 2017, advances, net of any allowance, made to an individual supplier in excess of 10% of total prepayments to the suppliers are as follows:

	December 31,
		2016	2017
	Location	RMB	RMB		US$

Supplier A	Singapore	239,327	—	*	—
Supplier B	South Korea	141,227	130,605		20,074
Supplier C	Germany	238,242	98,135		15,083
Total		618,796	228,740		35,157

*As of December 31, 2017, all prepayments of Supplier A was provided with full impairment provision, please refer to note (18)(a).

The Company obtains some equipment to be used in its manufacturing process from a small number of selected equipment suppliers. In addition, some equipment has been customized based on the Company’s specifications, is not readily available from multiple vendors and would be difficult to repair or replace. If any of these suppliers were to experience financial difficulties or go out of business, the Company may have difficulties in repairing or replacing its equipment in the event of any damage to the manufacturing equipment or a breakdown of the production process. The Company’s ability to deliver products timely would suffer, which in turn could result in order cancellations and loss of revenue. A supplier’s failure to deliver the equipment in a timely manner with adequate quality and on terms acceptable to the Company could delay its capacity expansion of manufacturing facilities and otherwise disrupt its production schedule or increase its costs of production. The Company made deposits of RMB 78,652 and RMB 86,708 (US$  13,327) as of December 31, 2016 and 2017, respectively, for the purchase of equipment without receiving collateral for such payments. As a result, the Company’s claims for such payments would rank only as an unsecured claim, which exposes the Company to the credit risks of the equipment suppliers.

Concentrations of cash balances held at financial institutions

Cash balances include:

	December 31, 2016	December 31, 2017
	RMB equivalents	RMB equivalents
Cash and cash equivalents held by PRC entities

Denominated in RMB	155,174	41,594
Denominated in U.S. dollar (US$)	23,450	63,036
Denominated in European monetary unit (EURO)	337	633
Denominated in Japanese Yen (JPY)	11	3
Denominated in Great Britain Pound (GBP)	—	—
Denominated in other currencies:	178	2

Cash and cash equivalents held by non-PRC entities
Denominated in US$	253,089	174,128
Denominated in EURO	24,135	23,180
Denominated in JPY	30,579	61,283
Denominated in GBP	3,563	—
Denominated in other currencies:	16,126	14,195
Total cash and cash equivalents	506,642	378,054

	December 31, 2016	December 31, 2017
	RMB equivalents	RMB equivalents
Restricted cash held by PRC entities
Denominated in RMB	165,711	135,891
Denominated in US$	28,741	32,807
Denominated in EURO	9,137	9,756
Denominated in other currencies:	—	376
Restricted cash held by non-PRC entities
Denominated in US$	148,930	160,901
Denominated in EURO	2,236	—
Denominated in JPY	4,768	—
Denominated in other currencies:	2,274	2,956
Total restricted cash	361,797	342,687

The bank deposits with financial institutions in the PRC are uninsured by any government authority. To limit exposure to credit risk relating to bank deposits, the Company primarily places bank deposits with large financial institutions in the PRC with acceptable credit rating. As of December 31, 2016, the Company had cash balances at one PRC individual financial institution that held cash balances in excess of 10% of the Company’s total cash balances. The bank deposits collectively accounted for approximately 11.05% of the Company’s total cash balances as of December 31, 2016. Management believes that the financial institutions is of high credit quality.As of December 31, 2017, the Company did not deposit cash balances in excess of 10% in any individual PRC financial institution.

Use of Estimates, Policy [Policy Text Block]
(d)	Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management of the Company to make a number of estimates and assumptions relating to the reported amounts of assets and liabilities as well as with respect to the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant items subject to such estimates and assumptions include the useful lives of property, plant and equipment and intangibles with definite lives, recoverability of the carrying values of property, plant and equipment, and intangible assets, the fair value of share-based payments, the collectability of accounts receivable, the realizability of inventories, prepayments and deferred income tax assets, the fair values of financial and equity instruments, the accruals for warranty obligations and loss contingency, and provision for inventory purchase commitments. The current economic environment has increased the degree of uncertainty inherent in those estimates and assumptions.

Foreign Currency Transactions and Translations Policy [Policy Text Block]
(e)	Foreign Currency

The Company’s reporting currency is the Renminbi ("RMB"). Assets and liabilities of foreign companies whose functional currency is not RMB are translated into RMB using the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates prevailing during the year. Gains and losses resulting from the translation of financial statements of foreign companies are recorded as a separate component of accumulated other comprehensive income within shareholders' equity.

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated into the functional currency using the applicable exchange rates at the balance sheet date. The resulting exchange differences are recorded in “foreign currency exchange gains (losses)” in the Consolidated Statements of comprehensive Loss. Transaction gains and losses resulting from intercompany foreign currency transactions that are of a long-term investment nature are treated in the same manner as translation adjustments and therefore excluded from the determination of net loss

RMB is not freely convertible into foreign currencies. All foreign exchange transactions involving RMB must take place either through the People’s Bank of China (“PBOC”) or other institutions authorized to buy and sell foreign exchange. The exchange rate adopted for the foreign exchange transactions are the rates of exchange quoted by the PBOC.

For the convenience of readers, certain 2017 RMB amounts have been translated into U.S. dollar amounts at the rate of RMB 6.5063 to US$1.00, the noon buying rate in the City of New York for cable transfers of RMB per U.S. dollar as set forth in the H.10 weekly statistical release of the Federal Reserve Board, as of December 31, 2017. No representation is made that RMB amounts could have been, or could be, converted into U.S. dollars at that rate or at any other certain rate on December 31, 2017, or at any other date.

Cash and Cash Equivalents, Restricted Cash and Cash Equivalents, Policy [Policy Text Block]
(f)	Cash, Cash equivalents and Restricted Cash

Cash and cash equivalents consist of cash on hand, cash in bank accounts, and interest bearing savings accounts with an initial term of three months or less.

Restricted cash of RMB 361,797 and RMB 342,687 (US$ 52,670) as of December 31, 2016 and 2017, respectively, represents bank deposits for securing letters of credit and letters of guarantee granted to the Company, primarily for the purchase of inventory and equipment and the guarantee of the offshore bank borrowings. Such letters of credit and letters of guarantee expire within one year. The cash flows from bank deposits as the guarantee of the offshore bank borrowings are reported within cash flows for financing activities in the consolidated statements of cash flows. The cash flows from the bank deposits relating to purchases of inventory and equipment are reported within cash flows from operating activities and investing activities in the consolidated statements of cash flows, respectively.

Short-term Investments [Policy Text Block]
(g)	Short-term investments

Short-term investments include investments in wealth management products issued by certain banks which are redeemable by the Company at any time. The wealth management products are unsecured with variable interest rates and primarily invested in debt securities issued by the PRC government, corporate debt securities and central bank bills. Interest earned is recorded as interest income amounted to nil as of December 31, 2016 and RMB 2,484(US$382) as of December 31, 2017 in the consolidated statements of comprehensive loss during the years presented.

Receivables, Policy [Policy Text Block]
(h)	Accounts Receivable

Accounts receivable are recorded at the invoiced amount and do not bear interest. The Company maintains an allowance for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments. The allowance for doubtful accounts is based on a review of specifically identified accounts and aging data. Judgments are made with respect to the collectability of accounts receivable balances based on historical collection experience, customer specific facts and current economic conditions. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.

In 2016, the Company entered into agreements to sell without recourse certain accounts receivable to several PRC banks. The buyers were responsible for servicing the receivables. The accounts receivables were determined to be legally isolated from the Company and its creditors, even in the event of bankruptcy or other receivership and the Company had surrendered control over the transferred receivables. As a result, the accounts receivables were considered sold and were therefore derecognized. The Company received proceeds from the sale of accounts receivable of RMB 7,412 for the year ended December 31, 2016, and included the proceeds in net cash provided by operating activities in the consolidated statements of cash flows. The Company recorded a loss on the sale of accounts receivable of RMB 357 for the year ended December 31, 2016, which was included in “General and administrative expense”. There were no such transactions in 2015 or 2017.

Inventory, Policy [Policy Text Block]
(i)	Inventories

Inventories are stated at the lower of cost or market. Cost is determined by using the weighted-average cost method. Cost of work-in-progress and finished goods are comprised of direct materials, direct labour, and an allocation of related manufacturing overhead based on normal operating capacity.

Adjustments are recorded to write down the carrying amount of any obsolete and excess inventory to its estimated net realizable value. Certain factors could impact the realizable value of inventory, so the Company continually evaluates the recoverability based on assumptions about customer demand and market conditions. The evaluation may take into consideration historical usage, expected demand, anticipated sales price, new product development schedules, the effect new products might have on the sale of existing products, product obsolescence, customer concentrations, and other factors. The write-down is equal to the difference between the cost of inventory and the estimated market value based upon assumptions about future demand and market conditions. If actual market conditions are less favorable than those projected by management, additional inventory write-downs may be required that could negatively impact the Group’s gross margin and operating results. If actual market conditions are more favorable, the Company may have higher gross margin when products that have been previously written down are eventually sold. Inventory write-downs due to the lower of cost or market assessment amounted to RMB 31,930, RMB 89,147 and RMB 167,062 (US$ 25,677) for the years ended December 31, 2015, 2016 and 2017, respectively, and were recorded as cost of revenues in the Consolidated Statements of Comprehensive Loss. Inventory write-downs in 2015 were mainly due to obsolete spare parts. Inventory write-downs in 2016 and 2017 were mainly due to significant drop of selling prices of PV modules.

Prepayments To Suppliers [Policy Text Block]
(j)	Prepayments to Suppliers

Advance payments for the future delivery of raw materials are made based on written purchase orders detailing product, quantity, pricing and are classified as “prepayments to suppliers” in the consolidated balance sheets. The Company’s supply contracts grant the Company the right to inspect products prior to acceptance. The amount in the balance of the “prepayments to suppliers” is reclassified to “inventories” when inventory is received and passes quality inspection. Such reclassifications of RMB 318,132, RMB 496,885 and RMB 345,917 (US$53,166) for the years ended December 31, 2015, 2016 and 2017, respectively, are not reflected as cash outflows from operating activities as they were paid in prior periods. As of December 31, 2016 and 2017, total long-term prepayments, net of any allowance, made by the Company to suppliers was RMB 343,591 and nil, respectively, representing prepayments to suppliers for long-term supply agreements with deliveries scheduled to commence beyond the next twelve months at each respective balance sheet date.

For the years ended December 31, 2015, 2016 and 2017, provisions of 522,050, RMB 10,672 and RMB 229,048 (US$ 35,204) were recognized against the prepayments to suppliers with inventory firm purchase commitment, respectively. See note (18) to the consolidated financial statements. In addition, for the year ended December 31, 2016, due to two suppliers failing to fulfill their delivery obligations and each was in financial difficulty, after assessment, the Company also made total provision of RMB 113,416 against the prepayments to these suppliers, such provision was recorded in General and Administrative expenses in the Consolidated Statement of Comprehensive Loss. No such provison was made in 2017.

Impairment or Disposal of Long-Lived Assets, Including Intangible Assets, Policy [Policy Text Block]
(k)	Long-lived Assets

Property, Plant and Equipment

Property, plant and equipment are stated at cost. Depreciation is provided over the estimated useful lives of the asset, taking into consideration any estimated residual value, using the straight-line method.  When items are retired or otherwise disposed of, income is charged or credited for the difference between net book value and proceeds received thereon. Ordinary maintenance and repairs are charged to expense as incurred, and replacements and betterments are capitalized.  The estimated useful lives of property, plant and equipment are as follows:

Buildings	30 years
Machinery and equipment	4 -25 years
Furniture and fixtures	3 -5 years
Motor vehicles	8 -10 years

Depreciation of property, plant and equipment attributable to manufacturing activities is capitalized as part of the cost of inventory production, and expensed to cost of revenues when the inventory is sold.

Cost incurred in the construction of new facilities, including progress payments and deposits, interest and other costs relating to the construction, are capitalized and transferred out of construction in progress and into their respective asset categories when the assets are ready for their intended use, at which time depreciation commences.

Leases

Leases where substantially all the rewards and risks of ownership of assets remain with the leasing company are accounted for as operating leases. Other leases are accounted for as capital leases. Payments made under operating leases, net of any incentives received by the Company from the leasing company, are charged to the consolidated statements of comprehensive loss on a straight-line basis over the lease periods.

Leases that qualify as capital leases are recorded at the lower of the fair value of the asset or the present value of the future minimum lease payments over the lease term generally using the Company’s incremental borrowing rate. Assets leased under capital leases are included in property, plant and equipment and generally are depreciated over the lease term. Lease payments under capital leases are recognized as a reduction of the capital lease obligation and interest expense.

For a sale-leaseback transaction, an analysis is performed to determine if the Company can record a sale and remove the assets from the balance sheet and recognize the lease; and if so, to determine whether to record the lease as either an operating or capital lease. If the Company has continued involvement beyond a normal lease, the lease is accounted for as a capital lease transaction and the assets and related financing obligation are recognized on the balance sheet.  The Company’s assets under the capital lease transaction were derecognized upon sale at the net book value and rebooked at the financed amount; and the differences between the net book value derecognized and the rebooked financed amount of the assets were deferred and amortized over the lease term. Accordingly, the asset is depreciated over its estimated useful life in accordance with the Company’s policy.

When the assets transaction does not qualify as a sale-leaseback transaction, it will be treated as a financing transaction.

If the sale-leaseback transactions involve asset other than real estate, those are evaluated to determine whether they are considered integral with real estate, in which case the sale-leaseback rules related to real estate are applied.

Refer to note (15) to the consolidated financial statement.

Project assets

Project assets consist primarily of costs relating to solar power projects in various stages of development that are capitalized prior to the completion of the solar power project. These costs include modules, installation and other development costs.

If a project is completed and begins commercial operation prior to entering into a sales agreement, which is at the point when the solar power plant is connected to grids and begins to generate electricity, costs capitalized in the construction of solar power plants under development will be transferred to solar power plants upon completion and when they are ready for its intended use. Any income generated by such project is accounted for as revenue. Depreciation is provided over the estimated useful lives of the projects assets (20-25 years), taking into consideration any estimated residual value, using the straight-line method, and expensed to cost of revenues.

As of December 31, 2016 and 2017, project assets with carrying value of RMB 68,104 and RMB 51,096 (US$7,853) were under construction, and project assets with carrying value of RMB 603,941 and RMB 432,648 (US$66,497) had completed construction and started power generation, respectively.

For the years ended December 31, 2015, 2016 and 2017, revenue related to the projects assets from power generation were RMB 30,836, RMB 31,556 and RMB 33,532(US$ 5,154), respectively; deprecation and other related cost of the project assets, which was recorded as “Cost of revenue”, were RMB 37,855, RMB 31,847 and RMB 30,663(US$ 4,713), respectively.

 Other Intangible Assets

Trademarks that have an indefinite useful life are not amortized, but instead are tested for impairment at least annually.

Intangible assets, other than trademarks, are amortized on a straight-line basis over the estimated useful lives of the respective assets. The Company’s amortizable intangible assets consist of technical know-how, customer relationships, order backlog and short-term supplier agreements with the following estimated useful lives:

Technical know-how	5.5-6 years
Customer relationships	5.5-6 years
Order backlog	1-1.5 years
Short-term supply agreements	0.5 year

Impairment of Long-Lived Assets

Long-lived assets, such as property, plant, and equipment, project assets and intangible assets subject to amortization are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long-lived asset or asset group be tested for possible impairment, the Company first compares undiscounted cash flows expected to be generated by that asset or asset group to its carrying value. If the carrying value of the long-lived asset or asset group is not recoverable on an undiscounted cash flow basis, an impairment is recognized to the extent that the carrying value exceeds its fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third party independent appraisals, as considered necessary.

Intangible assets that are not subject to amortization are tested annually for impairment at December 31, and are tested for impairment more frequently if events and circumstances indicate that the asset might be impaired. For intangible assets that are not subject to amortization, an impairment loss is recognized to the extent that the carrying amount exceeds the asset’s fair value.

For the years ended December 31, 2015, 2016, and 2017, a total impairment loss against long-lived assets amounted to RMB 3,804,116, RMB 1,277,373, and RMB 2,042,198 (US$ 313,880), including impairment loss against property, plant and equipment and against project assets amounted to RMB 1,897,307 (US$ 291,611) and RMB 144,891 (US$ 22,269), were recognized in the Consolidated Statements of Comprehensive Loss, respectively. Please refer to note (5) for details.

Government grant

Government grants are recorded in the balance sheet when they are received and that the Company will comply with the conditions attaching to them.

Government grants, which are obtained by the Company for the purposes of purchase, construction or acquisition of the long-term assets, will be recorded as “Deferred government grants” and included in “Deferred other income”in the Consolidated Balance Sheets and are depreciated or amortized evenly over the useful lives of the related assets.

For the years ended December 31, 2015, 2016 and 2017, the Company received government grants of RMB 74,581, RMB 20,981 and RMB 3,299 (US$  507), respectively, related to the construction of the solar power plants and the procurement of machineries, which were recognized as deferred other income. The grants amortized and recorded in “Other income” in the Consolidated Statement of Comprehensive loss amounted to RMB 56,935, RMB 49,362 and RMB 49,669 (US$  7,634) for the years ended December 31, 2015, 2016 and 2017, respectively.

Government grants other than those related to assets, will be recorded as “Deferred other income” and recognized and recorded in “Other income” in the Consolidated Statement of Comprehensive loss in the period in which the related expenses are recognized if the grants are intended to compensate for future expenses or losses, and otherwise recognized and recorded in “Other income” in the Consolidated Statement of Comprehensive loss for the current period if the grants are used to compensate for expenses or losses that have been incurred.

Land and Land Use Rights [Policy Text Block]
(l)	Land and Land Use Rights

Land represents the cost of land acquired outside the PRC with indefinite useful life.

Land use rights represent the cost of rights to use land in the PRC. Land use rights are carried at cost and charged to expense on a straight-line basis over the respective periods of the rights of 45 - 50 years.

Equity Method Investments, Policy [Policy Text Block]
(m)	Equity Investments

Investments in entities where the Company does not have a controlling financial interest, but has the ability to exercise significant influence over the operating and financial policies of the investees, are accounted for using equity method accounting. Under the equity method accounting, the Company’s share of the investees’ results of operations is included in “Equity in Income/Loss of Affiliates” in the Company’s Consolidated Statements of Comprehensive Loss. Equity investments are accounted for under cost method when the Company does not have the ability to exercise significant influence over the operating and financial policies of the investees. Under the cost method of accounting, the Company records an investment in the equity of an investee as cost, and recognizes as income dividends received that are distributed from net accumulated earnings of the investee since the date of acquisition. The Company does not have available-for-sale investment.

In case the Company sells modules to its equity method investee, the profit derived from the transaction is eliminated to the extent of the Company’s shares in that investee, and the income is credited against “Investments in affiliated companies” in the Consolidated Balance Sheets and deferred until the project assets are ultimately sold to external customers.

The Company recognizes a loss when there is a loss in value of an equity investment which is other than a temporary decline. The process of assessing and determining whether an impairment on a particular equity investment is other than temporary requires a significant amount of judgment. To determine whether an impairment is other-than-temporary, management considers whether the Company has the ability and intent to hold the investment until recovery and whether evidence indicating the carrying value of the investment is recoverable outweighs evidence to the contrary.  Evidence considered in this assessment includes the reasons for the impairment, the severity and duration of the decline in value, any change in value subsequent to year end, and forecasted performance of the investee.

Statutory Reserves [Policy Text Block]
(n)	Statutory Reserves

In accordance with the relevant laws and regulations of the PRC, PRC enterprises are required to transfer 10% of their after tax profit, as determined in accordance with PRC accounting standard and regulations to a general reserve fund until the balance of the fund reaches 50% of the registered capital of the enterprise. The transfer to this general reserve fund must be made before distribution of dividends. As of December 31, 2016 and 2017, the PRC subsidiaries of the Company had appropriated RMB 500,719 and RMB 501,232 (US$  77,038), respectively, to the general reserve fund, which is restricted from being distributed to the Company, and if applicable, to the non-controlling interests.

Derivatives, Policy [Policy Text Block]
(o)	Derivative Financial Instruments and Hedging Activities

The Company recognizes all derivative instruments as either assets or liabilities in the balance sheet at their respective fair values. For derivatives designated in hedging relationships, changes in the fair value are either offset through earnings against the change in fair value of the designated hedged item attributable to the risk being hedged or recognized in accumulated other comprehensive income, to the extent the derivative is effective at offsetting the changes in cash flows being hedged until the hedged item affects earnings.

The Company enters into derivative contracts that it intends to designate as a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge). For all hedging relationships, the Company formally documents the hedging relationship and its risk management objective and strategy for undertaking the hedge, the hedging instrument, the hedged transaction, the nature of the risk being hedged, how the hedging instrument’s effectiveness in offsetting the hedged risk will be assessed prospectively and retrospectively, and a description of the method used to measure ineffectiveness. The Company also formally assesses, both at the inception of the hedging relationship and on an ongoing basis, whether the derivatives that are used in hedging relationships are highly effective in offsetting changes in cash flows of hedged transactions. For derivative instruments that are designated and qualify as part of a cash flow hedging relationship, the effective portion of the gain or loss on the derivative is reported as a component of other comprehensive income and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. Gains and losses on the derivative representing either hedge ineffectiveness or hedge components excluded from the assessment of effectiveness are recognized in current earnings.  The maximum term over which the Company is hedging exposures to the variability of cash flows for forecasted transaction is 12 months.

The Company discontinues hedge accounting prospectively when it determines that the derivative is no longer effective in offsetting cash flows attributable to the hedged risk, the derivative expires or is sold, terminated, or exercised, the cash flow hedge is designated because a forecasted transaction is not probable of occurring, or management determines to remove the designation of the cash flow hedge.

In all situations in which hedge accounting is discontinued and the derivative remains outstanding, the Company continues to carry the derivative at its fair value on the balance sheet and recognizes any subsequent changes in its fair value in in the Consolidated Statement of Comprehensive loss. When it is probable that a forecasted transaction will not occur, the Company discontinues hedge accounting and recognizes immediately in the Consolidated Statement of Comprehensive loss gains and losses that were accumulated in other comprehensive income related to the hedging relationship.

No derivative held by the Company at December 31, 2015and thereafter.

Share-based Compensation, Option and Incentive Plans Policy [Policy Text Block]
(p)	Share-based Payment

The Company measures the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award and recognizes the costs over the period the employee is required to provide service in exchange for the award, which generally is the vesting period.  The Company estimates grant date fair value using the Black Scholes-Merton option pricing model. The Company recognizes compensation cost for an award with only service conditions that has a graded vesting schedule on a straight-line basis over the requisite service period for the entire award, net of estimated forfeitures, provided that the cumulative amount of compensation cost recognized at any date at least equals the portion of the grant date value of such award that is vested at that date.  Forfeiture rates are estimated based on historical and future expectations of employee turnover rates.

Revenue Recognition, Policy [Policy Text Block]
(q)	Revenue Recognition

Revenue is recognized when persuasive evidence of an arrangement exists, delivery of the product has occurred, the fee is fixed or determinable and collectability is reasonably assured. These criteria are determined in relation to the sale of the Company’s products or services as follows:

For all sales, the Company requires a contract or purchase order which specified pricing, quantity and product specifications.

For sales of PV modules from PRC to foreign customers, delivery of the products occurs at the point the product is delivered to the named port of shipment, which is when the risks and rewards of ownership are transferred to the customer. For sales of PV modules to domestic customers in PRC or by foreign subsidiaries, delivery of the product occurs at the point the product is received by the customer, which is when the risks and rewards of ownership have been transferred.

Sales of PV systems consist of the delivery, assembly and installation of PV modules, related power electronics and other components. The Company considers the PV system to be delivered, and the risks and rewards of ownership transferred, when installation of all components is complete and customer acceptance is received. Customer acceptance is evidenced by a signed project acceptance document. The assembly and installation of PV systems is short, generally lasting between 1 to 3 months, and requires advance payments from the customer.

The Company recognizes revenue for solar power station constructed for commercial customers according to ASC 605-35, Revenue Recognition—Construction-Type and Production Type Contracts. Revenue is recognized on a percentage-of-completion basis, based on the ratio of total costs incurred to date to total projected costs.  Provisions are made for the full amount of any anticipated losses on a contract-by-contract basis. The Company recognized nil loss for these types of contracts for the years ended December 31, 2015, 2016 and 2017. Costs in excess of billings are recorded where costs recognized are in excess of amounts billed to customers of purchased commercial solar power stations. Costs in excess of billings as of December 31, 2016 and 2017 amounted to RMB 14,962 and RMB 8,962 (US$ 1,377), respectively, and are included in accounts receivable in the consolidated balance sheets.

Starting in 2015, the Company provides PV cell / PV module processing services to customers. Under certain of these processing service arrangements, the Company purchases raw materials from a customer and agrees to sell a specified quantity of PV cells / PV modules produced from such materials back to the same customer. The Company recognizes revenue from these processing transactions on a net basis, that is, the revenue is recorded based on the amount received for PV cells / PV modules sold less the amount paid for the raw materials purchased from the customer.

For revenue from electricity generation, the Company recognizes revenue when persuasive evidence of a power purchase arrangement with the power grid company exists, electricity has been generated and been transmitted to the grid and the electricity generation records are reconciled with the grid companies, the price of electricity is fixed or determinable and the collectability of the resulting receivable is reasonably assured.

For sales of raw materials, PV cells and wafers, delivery occurs at the point the product is delivered to the customer, which is when the risks and rewards of ownership have been transferred. Delivery is evidenced by a signed customer acceptance form.

Shipping and handling fees billed to customers are recorded as revenues, and the related shipping or delivery costs of RMB 239,519, RMB 148,959 and RMB 139,539 (US$  21,447) are recorded as selling expenses for the years ended December 31, 2015, 2016 and 2017, respectively.

Advance payments received from customers for future sale of inventory are recognized as advances from customers in the consolidated balance sheets. Advances from customers are recognized as revenues when the conditions for revenue recognition described above have been satisfied. Advances from customers have been recognized as a current liability because the amount at each balance sheet date is expected to be recognized as revenue within twelve months.

In 2010 – 2012, a government subsidy project called “Golden Sun” program was proposed by the Ministry of Finance of PRC (“MOF”), to support and encourage PV stations installation. PV station owners could apply for a “Golden Sun” subsidy for the PV station to be constructed and solar companies may bid for the project as target vendors who would be authorized to supply PV modules to qualified PV station. According to detail implementation guidance, the government will give subsidy to each qualified PV station owners and the PV station owners’ obligation was to make sure that qualified PV stations would be successfully connected to national electric grid and pass the acceptance check by authorized supervisor appointed by the government (“government acceptance check”) within the period required by the government.

Instead of paying full subsidy to PV station owners directly, the government should pay partial subsidy to qualified suppliers on behalf of PV station owners as advance before the commencement of construction of PV stations. Yingli China was a successful bidder as the qualified supplier for “Golden Sun” program. For year ended December 31, 2015, as agreed with local government of Hebei Province, due to that certain PV stations didn’t start construction and passed the government acceptance check within the required period, subsidy with RMB 286,277 that was received in 2010 would be clawed back. The Company therefore reclassified the government subsidy from “Advances from customers” to payables. As of year ended December 31, 2016 and 2017, payables in relation to “Golden Sun” program remained RMB 248,887 and RMB 248,887 (US$38,253)

The sales of the subsidiaries in the PRC are subject to Value added tax (“VAT”) at a general rate at 17%, some of these subsidiaries have also been approved to use the “exempt, credit, refund” method on goods exported providing a tax refund at certain rate. Input VAT on purchases of raw materials and certain fixed assets can be deducted from output VAT. As of December 31, 2016 and 2017, VAT recoverable represents the net difference between output and deductible input VAT and tax refund to be collected.

Research and Development Expense, Policy [Policy Text Block]
(r)	Research and Development

Research and development costs are expensed as incurred. Its research and development costs consist primarily of compensation and related costs for personnel, material, supplies, equipment depreciation and laboratory testing costs.

Pension and Other Postretirement Plans, Nonpension Benefits, Policy [Policy Text Block]
(s)	Employee Benefits Plans

Pursuant to the relevant PRC regulations, the Company is required to make contributions for each PRC employee at a rate of 20% on a standard salary base as determined by the local Social Security Bureau, to a defined contribution retirement program organized by the local Social Security Bureau. In addition, the Company is also required to make contributions for each PRC employee at rates of 6%-11%, 1%-2%, 5%-12% and 0.9%-1.7% of standard salary base for medical insurance benefits, unemployment, housing fund and other statutory benefits, respectively. Total amount of contributions for the years ended December 31, 2015, 2016 and 2017 was RMB 229,452, RMB 193,111 and RMB 135,384 (US$ 20,808), respectively.

Standard Product Warranty, Policy [Policy Text Block]
(t)	Warranty Cost

Before September 30, 2011, the Company’s multicrystalline PV modules are typically sold with a two or five-year limited warranty for defects in materials and workmanship, and a 10-year and 25-year warranty guaranteeing 90% and 80% of initial power generation capacity, respectively. Effective October 1, 2011, the Company implemented a new and improved warranty terms for multicrystalline PV module that guarantees 91.2% and 80.7% of initial power generation capacity for 10 years and 25 years, respectively. Further, in respect of monocrystalline Panda PV module, the Company guarantees 98.0%, 92.0% and 82.0% of initial power generation for the first year, 10 years and 25 years, respectively. In addition, based on customers’ specific requirements, the Company provides the multicrystalline PV modules with linear-based warranty which guarantees each year’s power output during the twenty-five-year warranty period. The Company bears the risk of warranty claims long after the Company has sold its products and recognized revenues. The Company has sold PV modules since January 2003, and none of the Company’s PV modules has been in use for the entire warranty periods. In connection with the Company’s PV system sales in the PRC, the Company provides a one- to five- year warranty against defects in the Company’s modules, storage batteries, controllers and inverters.

The Company performs industry-standard testing to test the quality, durability and safety of the Company’s products. As a result of such tests, management believes the quality, durability and safety of its products are within industry norms. Management’s estimate of the amount of its warranty obligation is based on the results of these tests, consideration given to the warranty accrual practice of other companies in the same industry and the Company’s expected failure rate and future costs to service failed products. The Company’s warranty obligation will be affected by its estimated product failure rates, the costs to repair or replace failed products and potential service and delivery costs incurred in correcting a product failure. Consequently, the Company accrues the equivalent of 1% of gross revenues as a warranty liability to accrue the estimated cost of its warranty obligations. To the extent that actual warranty costs differ significantly from estimates, the Company will revise its warranty provisions accordingly.

Actual warranty costs are charged against the accrued warranty liability. Warranty expense is recorded as selling expense.

Changes in the carrying amount of accrued warranty liability are as follows:

	Year Ended December 31,
	2015	2016	2017
	RMB	RMB	RMB	US$

Beginning balance	748,428	792,139	841,806	129,383
Warranty provision for the current year	84,520	84,924	74,856	11,506
Warranty costs incurred or claimed	(40,809)	(35,257)	(27,760)	(4,267)
Total accrued warranty cost	792,139	841,806	888,902	136,622
Less: accrued warranty cost, current portion	38,869	37,462	39,949	6,140
Accrued warranty cost, excluding current portion	753,270	804,344	848,953	130,482

Purchase Commitment [Policy Text Block]
(u)	Firm Purchase Commitment

The Company entered into several long-term fixed price contracts to purchase polysilicon to ensure an adequate supply of polysilicon to operate its plants. These contracts represent firm purchase commitments which are evaluated for potential market value losses. For the years ended December 31, 2015, 2016, provision for reserve for inventory purchase commitments recognized was RMB 77,705, RMB 90,300, respectively. For year ended December 31, 2017, reversal of reserve for inverntory purchase commitments recognized was RMB 82,032(US$ 12,608). For the years ended December 31, 2015, 2016 and 2017, provision for prepayments in relation to inventory purchase commitments recognized was RMB 522,050, RMB 10,672 and RMB 229,048 (US$ 35,204). See note (18) to the consolidated financial statements.

Income Tax, Policy [Policy Text Block]
(v)	Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and any tax loss and tax credit carry forwards. Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred income tax assets and liabilities of a change in tax rates or tax laws is recognized in the consolidated statements of comprehensive loss in the period the change in tax rates or tax laws is enacted. A valuation allowance is provided to reduce the amount of deferred income tax assets if it is considered more likely than not that some portion or all of the deferred income tax assets will not be realized.

The Company recognizes in the consolidated financial statements the impact of an unrecognized tax benefit, if the position is not more likely than not of being sustained upon examination, based on the technical merits of the position. Recognized income tax benefits are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. The Company’s accounting policy is to accrue interest and penalties related to unrecognized tax benefits, if and when required, as interest expense and general and administrative expenses, respectively, in the consolidated statements of comprehensive loss.

Commitments and Contingencies, Policy [Policy Text Block]
(w)	Commitments and Contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated.

The Company is exposed to risks associated with liability claims in the event that the use of the PV products the Company sells results in injury. The Company does not maintain any third-party liability insurance coverage other than limited product liability insurance or any insurance coverage for business interruption. As a result, the Company may have to pay for financial and other losses, damages and liabilities, including, those in connection with or resulting from third-party product liability claims and those caused by natural disasters and other events beyond the Company’s control, out of its own funds, which could have a material adverse effect on its financial conditions and results of operations.

Segment Reporting, Policy [Policy Text Block]
(x)	Segment Reporting

The Company uses the management approach in determining reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker for making operating decisions, allocating resources and assessing performance as the source for determining the Company’s reportable segments. Management has determined that the Company has only one operating segment.

Earnings Per Share, Policy [Policy Text Block]
(y)	Earnings Per Share

In accordance with FASB ASC Topic 260, Earnings Per Share, basic earnings per share is computed by dividing net income attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding during the year.

Diluted earnings per share is calculated by dividing net income attributable to ordinary shareholders as adjusted for the effect of dilutive ordinary equivalent shares, if any, by the weighted average number of ordinary and dilutive ordinary equivalent shares outstanding during the year. Ordinary equivalent shares consist of the ordinary shares issuable upon the exercise of outstanding share options (using the treasury stock method). Potential dilutive securities are not included in the calculation of dilutive earnings per share if the impact is anti-dilutive.

Fair Value Measurement, Policy [Policy Text Block]
(z)	Fair Value Measurements

The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible. The Company determines fair value based on assumptions that market participants would use in pricing an asset or liability in the principal or most advantageous market. When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which are categorized in one of the following levels:

Level 1 Inputs: Unadjusted quoted prices in active markets for identical assets or liabilities accessible to the reporting entity at the measurement date.
Level 2 Inputs: Other than quoted prices included in Level 1 inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.
Level 3 Inputs: Unobservable inputs for the asset or liability used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at measurement date.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to measurements involving significant unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which a fair value measurement in its entirety falls is based on the lowest level input that is significant to the fair value measurement in its entirety.

See note (8) to the consolidated financial statements.

Reclassification Of Comparative Figures [Policy Text Block]
(aa)	Reclassification of comparative figures

Certain comparative figures have been reclassified to conform to the current year presentation.

As of December 37, 2017, the Company adopted ASU 2015-17 issued by the FASB to simplify the presentation of deferred income taxes on the Balance Sheet Classification. Starting December 31, 2017 and and as applied retrospectively to the balance sheet at December 31, 2016, , deferred tax assets and liabilities, along with related valuation allowances are classified as noncurrent on the balance sheet.

New Accounting Pronouncements, Policy [Policy Text Block]
(ab)	Recently Issued Accounting Standards

In May 2014, the FASB issued a new accounting standard on the recognition of revenue from contracts with customers that was designed to create greater comparability for financial statement users across industries and jurisdictions. The core principle of this new standard is that an "entity recognizes revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services." This new standard also requires enhanced disclosures on the nature, amount, timing and uncertainty of revenue from contracts with customers. Since May 2014, the FASB has issued several amendments to this new standard, including additional guidance, and deferred the effective date for public business entities to annual and interim periods beginning after December 15, 2017.

The Company will adopt this new standard effective January 1, 2018 and apply the modified retrospective transition approach to all contracts, along with that of 2018 will be reported under this new standard. The Company expects that the timing of revenue recognition for its variable consideration will change under this new standard. This variable consideration arises from situations when certain domestic customers in mainland China settle the final portion of receivables, usually above one year, according to the revenue contract. Such amount is currently recognized as revenue when certain contingencies stated in the contracts are met (i.e., the project asset, which used the PV modules being purchased from the Company for construction, is connected to the grid). The timing of the recognition of such amounts will be changed to when the PV modules are delivered and accepted by the customers under the new guidance. The Company expects that this timing change will not have a significant impact to its annual revenues and net income/loss, since total amount of the variable consideration affected by the above change was insignificant as of December 31, 2017, it is not expected to have a material impact on the accumulated deficits of the Company as of January 1, 2018 either. Also, the adoption of the new standard will not impact the net cash provided by operating activities as presented in the Consolidated Statement of Cash Flows.

In January, 2016, the FASB issued ASU No. 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities. This accounting standard retains the current accounting for classifying and measuring investments in debt securities and loans, but requires equity investments to be measured at fair value with subsequent changes recognized in net income, except for those accounted for under the equity method or requiring consolidation. This guidance also changes the accounting for investments without a readily determinable fair value and that do not qualify for the practical expedient to estimate fair value. A policy election can be made for these investments whereby estimated fair value may be measured at cost and adjusted in subsequent periods for any impairment or changes in observable prices of identical or similar investments. This revised guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. The Company will apply the new standard beginning January 1, 2018 and recognize the changes in fair value for all equity investments measured at fair value through net income/(loss). For investments in equity securities lacking of readily determinable fair values, the Company will elect to use the measurement alternative defined as cost, less impairments, adjusted by observable price changes. For investments in equity securities lacking of readily determinable fair values (mainly cost method investments), the Company will elect to use the measurement alternative defined as cost, less impairments, adjusted by observable price changes. The Company anticipates that the adoption of ASU 2016-01 will increase certain level of volatility of its other income (expense), net, as a result of the remeasurement of its equity securities upon the occurrence of observable price changes and impairments.

In February, 2016, the FASB issued ASU No. 2016-02, Leases. This accounting standard requires lessees to recognize assets and liabilities related to lease arrangements longer than 12 months on the balance sheet. This standard also requires additional disclosures by lessees and contains targeted changes to accounting by lessors. The updated guidance is effective for interim and annual periods beginning after December 15, 2018, and early adoption is permitted. The recognition, measurement, and presentation of expenses and cash flows arising from a lease by a lessee have not significantly changed from previous GAAP. The Company is in the process of evaluating the impact of the standard on its consolidated financial statements.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments – Credit Losses (Topic 326), Measurement of Credit Losses on Financial Statements. This ASU requires a financial asset (or group of financial assets) measured at amortized cost basis to be presented at the net amount expected to be collected. The allowance for credit losses is a valuation account that is deducted from the amortized cost basis of the financial asset(s) to present the net carrying value at the amount expected to be collected on the financial asset. The standard is effective for the Company from calendar 2020, with early adoption permitted for calendar 2019. The Company is currently assessing the potential effects of these changes on the Company’s consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230) - Classification of Certain Cash Receipts and Cash Payments. This Update addresses eight specific cash flow issues with the objective of reducing the existing diversity in practice. The amendments in this Update are effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. An entity that elects early adoption must adopt all of the amendments in the same period. The amendments in this Update should be applied using a retrospective transition method to each period presented. If it is impracticable to apply the amendments retrospectively for some of the issues, the amendments for those issues would be applied prospectively as of the earliest date practicable. The Company does not expect that the new standard will have a material impact on its consolidated financial statements.

In October 2016, the FASB issued ASU 2016-16, Income taxes (Topic 740) - Intra-Entity Transfers of Assets Other Than Inventory, to improve the accounting for the income tax consequences of intra-entity transfers of assets other than inventory. The amendments in this Update eliminate the exception for an intra-entity transfer of an asset other than inventory. The Update does not change GAAP for an intra-entity transfer of inventory. The amendments in this Update do not include new disclosure requirements; however, existing disclosure requirements might be applicable when accounting for the current and deferred income taxes for an intra-entity transfer of an asset other than inventory. For public business entities, the amendments in this Update are effective for annual reporting periods beginning after December 15, 2017, including interim reporting periods within those annual reporting periods. Early adoption is permitted for all entities as of the beginning of an annual reporting period for which financial statements (interim or annual) have not been issued or made available for issuance. The amendments in this Update should be applied on a modified retrospective basis through a cumulative-effect adjustment directly to retained earnings as of the beginning of the period of adoption. The Company does not expect that the new standard will have a material the impact on its consolidated financial statements.

In November 2016, the FASB issued ASU 2016-18: Statement of Cash Flows (Topic 230): Restricted Cash. The amendments in this Update require that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in this Update do not provide a definition of restricted cash or restricted cash equivalents. The amendments in this Update are effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. The amendments in this Update should be applied using a retrospective transition method to each period presented. The Company expects that the new standard will have a material impact on its presentation of reconciliations of cash and cash equivalents on the Statement of Cash Flows.As of December 31, 2017, the balance of restricted cash of the Company was RMB342,687 ( US$52,670)

In January 2017, the FASB issued ASU 2017-01: Business Combinations (Topic 805): Clarifying the Definition of a Business. The Update requires that when substantially all of the fair value of the gross assets acquired (or disposed of) is concentrated in a single identifiable asset or a group of similar identifiable assets, the set is not a business. This screen reduces the number of transactions that need to be further evaluated. If the screen is not met, the amendments in this Update (1) require that to be considered a business, a set must include, at a minimum, an input and a substantive process that together significantly contribute to the ability to create output and (2) remove the evaluation of whether a market participant could replace missing elements. Public business entities should apply the amendments in this Update to annual periods beginning after December 15, 2017, including interim periods within those periods. Early application of the amendments in this Update is allowed. The amendments in this Update should be applied prospectively on or after the effective date. No disclosures are required at transition. The Company does not expect that the new standard will have a material impact on its consolidated financial statements.

In January 2017, the FASB issued ASU 2017-04: Intangibles—Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment. To simplify the subsequent measurement of goodwill, the Board eliminated Step 2 from the goodwill impairment test. Under the amendments in this Update, an entity should perform its annual, or interim, goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount. An entity should recognize an impairment charge for the amount by which the carrying amount exceeds the reporting unit’s fair value; however, the loss recognized should not exceed the total amount of goodwill allocated to that reporting unit. An entity should apply the amendments in this Update on a prospective basis. An entity is required to disclose the nature of and reason for the change in accounting principle upon transition. A public business entity that is a U.S. Securities and Exchange Commission (SEC) filer should adopt the amendments in this Update for its annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2019. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. The Company is in the process of evaluating the impact of the Update on its consolidated financial statements.